UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             April 24, 2006

RUSS BERRIE AND COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

111 Bauer Drive, Oakland, New Jersey		07436
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

Not Applicable

(Former Name or Former Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition

On April 24, 2006, Russ Berrie and Company, Inc. issued a press release announcing, among other things, its consolidated results of operations for the fourth quarter and fiscal year ended December 31, 2005.  Attached hereto as Exhibit 99.1 is a copy of the press release.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99.1

Text of press release issued by Russ Berrie and Company, Inc., dated April 24, 2006, announcing, among other things, its consolidated results of operations for the fourth quarter and fiscal year ended December 31, 2005.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RUSS BERRIE AND COMPANY, INC.

Date: April 24, 2006	By:	/s/ John D. Wille
John D. Wille
Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1

Text of press release issued by Russ Berrie and Company, Inc., dated April 24, 2006, announcing, among other things, its consolidated results of operations for the fourth quarter and fiscal year ended December 31, 2005.